Oppenheimer Enterprise Fund

REPORT HIGHLIGHTS
Fund Objective Oppenheimer Enterprise Fund seeks capital appreciation.
CONTENTS
1	President’s Letter
3	An Interview with Your Fund’s Manager
8	Financial Statements
26	Officers and Trustees

Cumulative Total Returns*
	For the Six-Month Period Ended 2/28/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	–49.88%	–52.76%

Class B	–50.06	–52.29

Class C	–50.06	–50.50

Class Y	–49.88

Average Annual Total Returns*
	For the 1-Year Period Ended 2/28/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	–60.99%	–63.23%

Class B	–61.28	–63.01

Class C	–61.27	–61.62

Class Y	–60.91

*See Notes on page 7 for further details.

PRESIDENT’S LETTER
Dear Shareholder,
The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.
In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.
Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.
     The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.
Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned abo ut a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest
1 | OPPENHEIMER ENTERPRISE FUND

PRESIDENT’S LETTER

rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”
    Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.
    In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging mar kets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.
    In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

Bridget A. Macaskill March 21, 2001
These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.
2 | OPPENHEIMER ENTERPRISE FUND

AN INTERVIEW WITH YOUR FUND’S MANAGE R

What accounts for Oppenheimer Enterprise Fund’s performance over the last six months?
A. The Fund’s performance is linked in large part to its objective. We seek to maximize capital appreciation over the long term, and we pursue that goal aggressively, investing in fast-growing companies. In rising markets, the fastest-growing companies also tend to carry the highest market valuations. As reflected in the the 40% drop in the Nasdaq late in 2000, these were the very stocks hit hardest by the market correction.

Why were growth stocks especially affected by the correction?
Slowing economic growth, slipping consumer confidence, and a series of disappointing earnings announcements rattled investors, who moved their money to cash or investments in “safer” stocks. “Tax selling” put additional pressure on stocks in several growth sectors as investors realized losses to offset gains amassed earlier in the year. All of those factors affected growth stocks.

The Fund can now invest in companies of different capitalization sizes. How did this change affect performance?
In June 2000, we lifted the Fund’s former $2.5 billion capitalization restri ction for the primary reason that under our previous investment mandate, we had to sell the stocks of some fast-growing companies earlier than we would have liked. We want to invest in companies with the best positions in the highest-potential markets, and those often are midsize and larger firms. Unfortunately, however, even those companies were not immune to the recent market correction. In fact, some of our mid- and larger-capitalization holdings were hit especially hard.
3 | OPPENHEIMER ENTERPRISE FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Going forward, our ability to invest across the market-capitalization spectrum should benefit the Fund. We believe that, as the economy begins to recover, midsize and larger growth companies with proven track records should outperform.

Given today’s market conditions, are you changing your investment approach?
No. We won’t change our basic investment philosophy and process. Our primary objective is to provide an aggressive growth component in our shareholders’ portfolios. That means taking greater risk in seeking greater returns, and we will continue to invest in what we believe to be the most attractive companies in the fastest-growing industries. We are, however, adjusting our investment emphasis in light of conditions in the economy and the stock market. Many of these changes, in fact, have been underway for the past severa l months.

How has the portfolio changed over the past few months?
We took two basic actions. First, anticipating a slower growth environment, we began to look at companies that were growing at somewhat slower rates than those we had targeted in the past. Second, anticipating interest rate cuts by the Federal Reserve Board (the Fed), we increased our exposure to stocks expected to benefit from lower interest rates .
Specifically, we reduced our exposure to technology companies and added to the healthcare, financial and consumer staples segments of the portfolio. In healthcare, we focused on distributors and device manufacturers, as well as on special situations in biotechnology, where positive clinical results or partnerships with major pharmaceutical firms should drive growth. In the financial arena, we concentrated on institutions that should benefit from lower interest rates but don’ ;t have major credit-quality issues. And in consumer staples, we emphasized companies expected to perform well in a slower growth environment.[1]
1. The Fund’s portfolio is subject to change. 4 | OPPENHEIMER ENTERPRISE FUND

Technology stocks continue to make up the largest sector of the portfolio. Has your approach to this sector changed?
Our selling in this sector was based mainly on valuation considerations. We sold or reduced positions in companies whose valuations seemed stretched or where growth rates were expected to slow substantially. We didn’t abandon technology, however. We simply focused closely on areas where demand and growth rates are expected to hold up well—areas including storage, optical networking and Internet security. We believe that strong companies in these markets will continue to do well.
Average Annual Total Returns with Sales Charge	What’s your outlook for the Fund, given today’s market conditions?
Our outlook is positive, for a number of reasons. In the near term, the decline in stock prices has removed much of the speculation from the market. Fast-growing companies today are trading at more attractive valuations. That’s not to say that stocks today are cheap, or that additional selling won’t occur. But the stock market should be bolstered by the Fed’s commitment to reducing interest rates to stimulate the economy and reassure consumers.
			It’s also important to look beyond the immediate future to the longer term. That’s not always easy, especially in tough market environments. But, over time, companies with the potential to generate super ior growth in sales and revenues and carry those gains through to the bottom line tend to produce the best returns. Those are the kinds of companies on which we focus. And discipline and long-term focus is what makes Oppenheimer Enterprise Fund an important part of The Right Way to Invest.
For the Periods Ended 3/31/01[2]
Class A 1-Year	5-Year	Since Inception

–63.24%	7.51%	13.75%
Class B 1-Year	5-Year	Since Inception

–63.02%	7.69%	14.05%
Class C 1-Year	5-Year	Since Inception

–61.63%	8.01%	14.18%
Class Y 1-Year	5-Year	Since Inception

–60.91%	N/A	–12.54%
2. See page 7 for further details.
5 | OPPENHEIMER ENTERPRISE FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

	Top Five Common Stock Industries[4]

	Healthcare/Drugs	10.8%

	Healthcare/Supplies & Services	8.4

	Diversified Financial	7.9

	Computer Software	7.8

	Communications Equipment	5.5

	Top Ten Common Stock Holdings[4]

Sector Allocation[3]	Corporate Executive Board Co.	4.4%

	Baxter International, Inc.	3.4

	Cardinal Health, Inc.	3.3

	Investors Financial Services Corp.	2.8

	Corinthian Colleges, Inc.	2.7

	Washington Mutual, Inc.	2.6

	Freddie Mac	2.5

	Micromuse, Inc.	2.2

	Waters Corp.	2.1

	Sungard Data Systems, Inc.	2.1

3. Portfolio is subject to change. Percentages are as of February 28, 2001, and are based on market value of the Fund’s common stock holdings.
	4. Portfolio is subject to change. Percentages are as of February 28, 2001, and are based on net assets.
	6 | OPPENHEIMER ENTERPRISE FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of i ncome taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A. The inception date of the Fund was 11/7/95. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 11/7/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 11/7/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 4/1/99. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.
7 | OPPENHEIMER ENTERPRISE FUND

STATEMENT OF INVESTMENTS February 28, 2001 / Unaudited

		Market Value
	Shares	See Note 1

Common Stocks—91.1%

Capital Goods—9.0%

Industrial Services—4.4%
Corporate Executive Board Co.[1]	655,500	$23,434,125

Manufacturing—4.6% C-MAC Industries, Inc.[1]	120,000	3,138,000

Celestica, Inc.[1]	150,000	7,350,000

Flextronics International Ltd.[1]	360,000	9,540,000

Jabil Circuit, Inc.[1]	200,000	4,496,000

		24,524,000

Communication Services—3.2%

Telecommunications: Long Distance—1.7% Broadcom Corp., Cl. A1	60,000	2,955,000

Brocade Communications Systems, Inc.[1]	125,000	4,851,562

Corvis Corp.[1]	125,000	1,304,687 9,111,249

Telecommunications: Wireless—1.5% TyCom Ltd.[1]	400,200	7,903,950

Consumer Cyclicals—4.5%

Consumer Services—1.1% Macrovision Corp.[1]	145,400	5,825,087

Leisure & Entertainment—1.3% Carnival Corp.	200,00 0	6,668,000

Media—1.0% Entravision Communications Corp.[1]	550,000	5,500,000

Retail: Specialty—1.1% Target Corp.	150,000	5,850,000

Consumer Staples—10.4%

Broadcasting—3.3% Clear Channel Communications, Inc.[1]	125,000	7,143,750

Comcast Corp., Cl. A Special[1]	150,000	6,496,875

Univision Communications, Inc., Cl. A1	125,000	4,125,000 17,765,625

Education—2.7% Corinthian Colleges, Inc.[1]	370,000	14,568,750

Entertainment—1.6% Outback Steakhouse, Inc.[1]	100,000	2,660,000

P.F. Chang’s China Bistro, Inc.[1]	175,000	5,862,500 8,522,500

Food & Drug Retailers—2.8% CVS Corp.	150,000	9,150,000

Kroger Co.[1]	250,000	6,060,000 15,210,000
8 | OPPENHEIMER ENTERPRISE FUND

		Market Value
	Shares	See Note 1

Energy—1.1%

Energy Services—1.1% Cooper Cameron Corp.[1]	100,000	$ 5,978,000

Financial—13.3%

Banks—2.8% Investors Financial Services Corp.	190,000	14,950,625

Diversified Financial—7.9% Capital One Financial Corp.	150,000	8,287,500

Concord EFS, Inc.[1]	100,000	4,625,000

Freddie Mac	200,000	13,170,000

MGIC Investment Corp.	125,000	7,243,750

USA Education, Inc.	125,000	9,066,250 42,392,500

Savings & Loans—2.6% Washington Mutual, Inc.	275,000	14,126,750

Healthcare—19.2%

Healthcare: Drugs—10.8% Abgenix, Inc.[1]	190,000	6,460,000

Amgen, Inc.[1]	150,000	10,809,375

Applera Corp./Celera Genomics Group[1]	75,000	3,262,500

Cubist Pharmaceuticals, Inc.[1]	180,000	5,355,000

CV Therapeutics, Inc.[1]	75,000	2,681,250

Human Genome Sciences, Inc.[1]	135,000	7,416,562

NPS Pharmaceuticals, Inc.[1]	270,400	8,720,400

Nuerocrine Biosciences, Inc.[1]	275,000	5,998,437

PRAECIS Pharmaceuticals, Inc.[1]	270,000	7,441,875 58,145,399

Healthcare: Supplies & Services—8.4% Baxter International, Inc.	200,000	18,418,000

Cardinal Health, Inc.	175,000	17,762,500

McKesson HBOC, Inc.	300,000	8,724,000 44,904,500

Technology—25.3%

Computer Hardware—3.5% Handspring, Inc.[1]	100,000	2,506,250

Juniper Networks, Inc.[1]	125,000	8,070,313

Redback Networks, Inc.[1]	105,000	3,240,234

Sun Microsystems, Inc.[1]	250,000	4,968,750 18,785,547
9 | OPPENHEIMER ENTERPRISE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Market Value
	Shares	See Note 1

Computer Services—4.4% Applied Micro Circuits Corp.[1]	140,000	$ 3,745,000

Openwave Systems, Inc.[1]	110,000	4,052,813

ScreamingMedia, Inc.[1],[2]	140,000	232,750

Sonus Networks, Inc.[1]	105,000	2,933,438

Sungard Data Systems, Inc.[1]	200,000	11,140,000

Sycamore Networks, Inc.[1]	65,000	1,178,125 23,282,126

Computer Software—7.8% Advent Software, Inc.[1]	260,200	10,017,700

BEA Systems, Inc.[1]	100,000	3,837,500

Check Point Software Technologies Ltd.	105,000	6,733,125

Micromuse, Inc.[1]	285,000	11,702,813

NetIQ Corp.[1]	105,000	3,307,500

Research in Motion Ltd.[1]	65,000	2,514,688

Veritas Software Corp.[1]	60,000	3,896,250 42,009,576

Communications Equipment—5.5% CIENA Corp.[1]	40,000	2,687,500

Cisco Systems, Inc.[1]	320,000	7,580,000

Cosine Communications, Inc.[1]	70,000	634,375

Extreme Networks, Inc.[1]	260,000	5,878,438

New Focus, Inc.[1]	120,000	2,602,500

Newport Corp.	126,000	6,158,250

ONI Systems Corp.[1]	100,000	3,362,500

Oplink Communications, Inc.[1]	100,000	768,750 29,672,313

Electronics—4.1% JDS Uniphase Corp.[1]	266,000	7,115,500

Vitesse Semiconductor Corp.	90,000	3,549,375

Waters Corp.[1]	175,000	11,525,500 22,190,375

Utilities—5.1%

Electric Utilities—2.0% Calpine Corp.[1]	245,000	10,900,050

Gas Utilities—3.1% Enron Corp.	110,000	7,535,000

Kinder Morgan, Inc.	75,000	4,155,000

Williams Cos., Inc.(The)	123,200	5,137,440 16,827,440
Total Common Stocks (Cost $592,119,603)		489,048,487
10 | OPPENHEIMER ENTERPRISE FUND

		Market Value
	Shares	See Note 1

Preferred Stocks—3.4%
Abgenix, Inc., PIPE[1],[2]	100,000	$ 3,230,000

Axsun Technologies, Inc., Cv., Series C1,[2]	514,139	6,000,002

Multiplex, Inc., Cv., Series C1,[2],[3]	543,478	3,999,998

PeopleFirst.com, Inc., 8% Cv., Series C1,[2]	467,290	1,000,001

Tellium, Inc., Cv., Series E1,[2]	133,333	3,999,990
Total Preferred Stocks (Cost $21,999,991)		18,229,991

Other Securities—0.4%
Nasdaq-100 Unit Investment Trust[1] (Cost $4,649,173)	50,000	2,367,500
	Principal
	Amount

Convertible Corporate Bonds and Notes—0.5%
Kestrel Solutions, Inc., 5.50% Cv. Sub. Nts., 7/15/05[2] (Cost $3,000,000)	$ 3,000,000 ;	2,790,000

Repurchase Agreements—5.1%
Repurchase agreement with Banc One Capital Markets, Inc., 5.34%, dated 2/28/01, to be repurchased at $27,140,025 on 3/1/01, collateralized by U.S. Treasury Bonds, 6.125%–6.625%, 2/15/27–8/15/29, with a value of $1,479,918, U.S. Treasury Nts., 5.25%–7.875%, 5/31/01–2/15/07, with a value of $4,146,793 and U.S. Treasury Bills, 4/19/01, with a value of $22,061,056 (Cost $27,136,000)	27,136,000	27,136,000

Total Investments, at Value (Cost $648,904,767)	100.5%	539,571,978

Liabilities in Excess of Other Assets	(0.5)	(2,567,850)
Net Assets	100.0%	$537,004,128
Footnotes to Statement of Investments

1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted—See Note 5 of Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of February 28, 2001, amounts to $3,999,998. Transactions during the period in which the issuer was an affiliate are as follows:
	Shares August 31, 2000	Gross Additions	Gross Reductions	Shares February 28, 2001

EP MedSystems, Inc.	174,700	—	174,700	—
Multiplex, Inc., Cv., Series C	—	543,478	—	543,478
See accompanying Notes to Financial Statements.
11 | OPPENHEIMER ENTERPRISE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

February 28, 2001

Assets
Investments, at value—see accompanying statement: Unaffiliated companies (cost $644,904,769)	$ 535,571,980
Affiliated companies (cost $3,999,998)	3,999,998 539,571,978

Cash	10,477

Receivables and other assets: Investments sold	5,440,008
Shares of beneficial interest sold	841,687
Interest and dividends	102,286
Other	73,108
Total assets	546,039,544

Liabilities
Payables and other liabilities: Investments purchased	7,030,605
Shares of beneficial interest redeemed	1,393,702
Distribution and service plan fees	215,454
Trustees’ compensation	131,921
Transfer and shareholder servicing agent fees	7,576
Other	256,158
Total liabilities	9,035,416

Net Assets	$537,004,128

Composition of Net Assets
Paid-in capital	$ 737,190,043

Accumulated net investment loss	(4,012,106)

Accumulated net realized loss on investment transactions	(86,841,020)

Net unrealized depreciation on investments	(109,332,789)
Net Assets	$537,004,128
12 | OPPENHEIMER ENTERPRISE FUND

Net Asset Value Per Share
Class A Shares: Net asset value and redemption price per share (based on net assets of $305,156,327 and 17,315,593 shares of beneficial interest outstanding)	$17.62
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$18.69

Class B Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $156,812,271 and 9,335,575 shares of beneficial interest outstanding)	$16.80

Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $31,967,854 and 1,900,959 shares of beneficial interest outstanding)	$16.82

Class Y Shares: Net asset value, redemption price and offering price per share (based on net assets of $43,067,676 and 2,427,521 shares of beneficial interest outstanding)	$17.74
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER ENTERPRISE FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended February 28, 2001

Investment Income
Interest	$ 1,408,413

Dividends	281,037
Total income	1,689,450

Expenses
Management fees	2,732,667

Distribution and service plan fees: Class A	458,301
Class B	1,115,427
Class C	230,785

Transfer and shareholder servicing agent fees: Class A	362,306
Class B	182,856
Class C	37,800
Class Y	131,302

Shareholder reports	255,097

Trustees’ compensation	70,254

Custodian fees and expenses	4,415

Other	56,696
Total expenses	5,637,906
Less expenses paid indirectly	(4,415)
Net expenses	5,633,491

Net Investment Loss	(3,944,041)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on: Investments Unaffiliated companies	(86,838,269)
Affiliated companies	321,445
Closing and expiration of option contracts written	271,125
Net realized loss	(86,245,699)

Net change in unrealized depreciation on investments	(455,862,124)
Net realized and unrealized loss	(542,107,823)

Net Decrease in Net Assets Resulting from Operations	$(546,051,864)
See accompanying Notes to Financial Statements.
14 | OPPENHEIMER ENTERPRISE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2001 (Unaudited)	Year Ended August 31, 2000

Operations
Net investment loss	$ (3,944,041)	$ (6,070,756)

Net realized gain (loss)	(86,245,699)	88,824,543

Net change in unrealized appreciation (depreciation)	(455,862,124)	249,914,726
Net increase (decrease) in net assets resulting from operations	(546,051,864)	332,668,513

Dividends and/or Distributions to Shareholders
Distributions from net realized gain: Class A	(41,594,365)	(23,177,690)
Class B	(21,675,845)	(13,063,885)
Class C	(4,489,961)	(2,677,972)
Class Y	(5,908,153)	(3,045,611)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions: Class A	33,444,326	122,904,996
Class B	24,282,578	29,118,541
Class C	4,307,120	6,569,570
Class Y	2,568,219	47,056,135

Net Assets
Total increase (decrease)	(555,117,945)	496,352,597

Beginning of period	1,092,122,073	595,769,476

End of period (including undistributed net investment loss of $4,012,106 and $68,065 respectively)	$537,004,128 ;	$1,092,122,073

See accompanying Notes to Financial Statements.
15 | OPPENHEIMER ENTERPRISE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended August 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$ 39.08	$ 26.37	$ 14.72	$ 16.98	$ 15.48	$ 10.00

Income (loss) from investment operations: Net investment loss	(.11)	(.15)	(.11)	(.14)	(.09)	(.05)
Net realized and unrealized gain (loss)	(18.77)	14.52	12.08	(.75)	2.66	5.53

Total income (loss) from investment operations	(18.88)	14.37	11.97	(.89)	2.57	5.48

Dividends and/or distributions to shareholders: Distributions from net realized gain	(2.58)	(1.66)	(.32)	(1.37)	(1.07)	—

Net asset value, end of period	$17.62	$39.08	$26.37	$14.72	$16.98	$15.48

Total Return, at Net Asset Value[2]	(49.88)%	54.89%	82.34%	(5.65)%	17.88%	54.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$305,156	$624,971	$335,682	$74,456	$52,455	$44,421

Average net assets (in thousands)	$449,375	$563,739	$182,121	$72,059	$42,895	$30,655

Ratios to average net assets:[3] Net investment loss	(0.73)%	(0.37)%	(0.47)%	(0.81)%	(1.18)%	(0.59)%
Expenses	1.17%	1.24%	1.48%	1.48%[4]	1.50%[4]	1.66%[4]

Portfolio turnover rate	68%	142%	134%	182%	142%	156%

1. For the period from November 7, 1995 (inception of offering) to August 31, 1996.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.
16 | OPPENHEIMER ENTERPRISE FUND

Class B	Six Months Ended February 28, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended August 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$ 37.57	$ 25.58	$ 14.38	$ 16.75	$ 15.39	$ 10.00

Income (loss) from investment operations: Net investment loss	(.15)	(.39)	(.11)	(.15)	(.18)	(.14)
Net realized and unrealized gain (loss)	(18.04)	14.04	11.63	(.85)	2.61	5.53

Total income (loss) from investment operations	(18.19)	13.65	11.52	(1.00)	2.43	5.39

Dividends and/or distributions to shareholders: Distributions from net realized gain	(2.58)	(1.66)	(.32)	(1.37)	(1.07)	—

Net asset value, end of period	$16.80	$37.57	$25.58	$14.38	$16.75	$15.39

Total Return, at Net Asset Value[2]	(50.06)%	53.73%	81.14%	(6.43)%	17.03%	53.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$156,812	$310,972	$189,699	$43,570	$25,856	$20,606

Average net assets (in thousands)	$224,532	$294,487	$107,124	$39,003	$20,410	$14,123

Ratios to average net assets:[3] Net investment loss	(1.53)%	(1.13)%	(1.22)%	(1.58)%	(1.96)%	(1.37)%
Expenses	1.97%	2.00%	2.23%	2.26%[4]	2.27%[4]	2.44%[4]

Portfolio turnover rate	68%	142%	134%	182%	142%	156%

1. For the period from November 7, 1995 (inception of offering) to August 31, 1996.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.
17 | OPPENHEIMER ENTERPRISE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended February 28, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended August 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$ 37.61	$ 25.59	$ 14.38	$ 16.74	$ 15.39	$ 10.00

Income (loss) from investment operations: Net investment loss	(.16)	(.39)	(.10)	(.16)	(.18)	(.14)
Net realized and unrealized gain (loss)	(18.05)	14.07	11.63	(.83)	2.60	5.53

Total income (loss) from investment operations	(18.21)	13.68	11.53	(.99)	2.42	5.39

Dividends and/or distributions to shareholders: Distributions from net realized gain	(2.58)	(1.66)	(.32)	(1.37)	(1.07)	—

Net asset value, end of period	$16.82	$37.61	$25.59	$14.38	$16.74	$15.39

Total Return, at Net Asset Value[2]	(50.06)%	53.83%	81.22%	(6.38)%	16.97%	53.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,968	$64,522	$39,083	$8,746	$5,653	$4,846

Average net assets (in thousands)	$46,452	$60,868	$21,790	$7,908	$4,539	$3,472

Ratios to average net assets:[3] Net investment loss	(1.53)%	(1.13)%	(1.22)%	(1.58)%	(1.96)%	(1.35)%
Expenses	1.97%	2.00%	2.22%	2.26%[4]	2.27%[4]	2.43%[4]

Portfolio turnover rate	68%	142%	134%	182%	142%	156%

1. For the period from November 7, 1995 (inception of offering) to August 31, 1996.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.
18 | OPPENHEIMER ENTERPRISE FUND

Class Y	Six Months Ended February 28, 2001 (Unaudited)	2000	Year Ended August 31, 1999[1]

Per Share Operating Data
Net asset value, beginning of period	$ 39.32	$ 26.41	$ 23.51

Income (loss) from investment operations: Net investment loss	(.11)	(.04)	—[2]
Net realized and unrealized gain (loss)	(18.89)	14.61	2.90

Total income (loss) from investment operations	(19.00)	14.57	2.90

Dividends and/or distributions to shareholders: Distributions from net realized gain	(2.58)	(1.66)	—

Net asset value, end of period	$17.74	$39.32	$26.41

Total Return, at Net Asset Value[3]	(49.88)%	55.58%	12.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,068	$91,656	$31,306

Average net assets (in thousands)	$64,399	$80,415	$11,731

Ratios to average net assets:[4] Net investment income (loss)	(0.78)%	0.04%	0.09%
Expenses	1.21%	0.91%	0.96%

Portfolio turnover rate	68%	142%	134%

1. For the period from April 1, 1999 (inception of offering) to August 31, 1999.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.
19 | OPPENHEIMER ENTERPRISE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies
Oppenheimer Enterprise Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclus ive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale
20 | OPPENHEIMER ENTERPRISE FUND

price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 2001, a provision of $65,224 was made for the Fund’s projected benefit obligations and payments of $1,809 were made to retired trustees, resulting in an accumulated liability of $131,480 as of February 28, 2001.
The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
21 | OPPENHEIMER ENTERPRISE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income an d expenses during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
	Six Months Ended February 28, 2001		Year Ended August 31, 2000
	Shares	Amount	Shares	Amount

Class A Sold	3,353,706	$ 87,708,572	5,918,855	$ 223,036,553
Dividends and/or distributions reinvested	1,646,336	38,063,287	568,512	20,864,644
Redeemed	(3,676,195)	(92,327,533)	(3,224,369)	(120,996,201)

Net increase	1,323,847	$33,444,326	3,262,998	$122,904,996

Class B Sold	1,260,768	$ 32,131,003	1,705,197	$ 59,299,313
Dividends and/or distributions reinvested	899,787	19,858,316	343,627	12,191,391
Redeemed	(1,101,893)	(27,706,741)	(1,187,431)	(42,372,163)

Net decrease	1,058,662	$24,282,578	861,393	$ 29,118,541

Class C Sold	505,462	$ 12,031,855	377,829	$ 13,321,272
Dividends and/or distributions reinvested	186,291	4,117,038	71,972	2,555,962
Redeemed	(506,395)	(11,841,773)	(261,267)	(9,307,664)

Net increase	185,358	$ 4,307,120	188,534	$ 6,569,570

Class Y Sold	1,475,389	$ 39,084,188	4,147,939	$ 162,964,713
Dividends and/or distributions reinvested	254,004	5,908,153	82,761	3,045,610
Redeemed	(1,633,038)	(42,424,122)	(3,084,977)	(118,954,188)

Net increase	96,355	$ 2,568,219	1,145,723	$ 47,056,135

22 | OPPENHEIMER ENTERPRISE FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2001, were $512,892,614 and $526,866,697, respectively.
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of average annual net assets over $800 million. Starting January 1, 2001, the rate was revised to be 0.60% of average annual net assets over $800 million to $1.5 billion and 0.58% of average annual net assets over $1.5 billion. The Fund’s management fee for the six months ended February 28, 2001, was an annualized rate of 0.70%, before any waiver by the Manager if applicable.
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.
Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.
Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor [1]	Commissions on Class C Shares Advanced by Distributor[1]

February 28, 2001	$673,377	$176,654	$107,945	$888,047	$60,498
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

February 28, 2001	$1,464	$159,808	$4,279

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
23 | OPPENHEIMER ENTERPRISE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates   Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended February 28, 2001, payments under the Class A plan totaled $458,301 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $26,283 paid to an affiliate of the Manag er. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended February 28, 2001, were as follows:
	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$1,115,427	$873,304	$2,278,790	1.45%
Class C Plan	230,785	9,726	248,998	0.78
24 | OPPENHEIMER ENTERPRISE FUND

5. Illiquid or Restricted Securities
As of February 28, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subjec t to this limitation as of February 28, 2001, was $21,252,741, which represents 3.96% of the Fund’s net assets, of which $18,462,741 is considered restricted. Information concerning restricted securities is as follows:
Security	Acquisition Date	Cost Per Unit	Valuation Per Unit as of Feb. 28, 2001	Unrealized Depreciation

Stocks and Warrants Abgenix, Inc., PIPE	11/3/00	$70.00	$32.30	$3,770,000
Axsun Technologies, Inc., Cv., Series C	12/13/00	11.67	11.67	–
Multiplex, Inc., Cv., Series C	2/9/01	7.36	7.36	–
PeopleFirst.com, Inc., 8% Cv., Series C	2/9/00	2.14	2.14	–
ScreamingMedia, Inc.	10/5/99	4.15	1.66	348,250
Tellium, Inc., Cv., Series E	9/20/00	30.00	30.00	–
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
The Fund had no borrowings outstanding during the six months ended or at February 28, 2001.
7. Subsequent Event Effective March 1, 2001, Class N shares will be offered.
25 | OPPENHEIMER ENTERPRISE FUND

OPPENHEIMER ENTERPRISE FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board of Trustees
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Phillip A. Griffiths, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Clayton K. Yeutter, Trustee
David Hyun, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Enterprise Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.
26 | OPPENHEIMER ENTERPRISE FUND

OPPENHEIMERFUNDS FAMILY

Global Equity	Developing Markets Fund International Small Company Fund Europe Fund International Growth Fund	Global Fund Quest Global Value Fund Global Growth & Income Fund

Equity	Stock
Emerging Technologies Fund
Emerging Growth Fund
Enterprise Fund
Discovery Fund
Main Street® Small Cap Fund
Small Cap Value Fund[1]
MidCap Fund
Main Street® Opportunity Fund
Growth Fund
Capital Appreciation Fund
Large Cap Growth Fund
Value Fund [2]
Quest Capital Value Fund
Quest Value Fund
Trinity Growth Fund
Trinity Core Fund
Trinity Value Fund	Stock & Bond
Main Street® Growth & Income Fund
Quest Opportunity Value Fund
Total Return Fund
Quest Balanced Value Fund
Capital Income Fund
Multiple Strategies Fund
Disciplined Allocation Fund
Convertible Securities Fund
Specialty
R eal Asset Fund®
Gold & Special Minerals Fund

Income	Taxable
International Bond Fund
High Yield Fund
Champion Income Fund
Strategic Income Fund
Bond Fund
Senior Floating Rate Fund
U.S.Government Trust
Limited-Term Government Fund
Capital Preservation Fund[3]
Rochester Division
Rochester Fund Municipals
	Limited Term NewYork Municipal Fund	Municipal California Municipal Fund[4] Florida Municipal Fund[4] New Jersey Municipal Fund [4] NewYork Municipal Fund[4] Pennsylvania Municipal Fund[4] Municipal Bond Fund Intermediate Municipal Fund

Select Managers	Stock Mercury Advisors Focus Growth Fund Gartmore Millennium Growth Fund Jennison Growth Fund Salomon Brothers Capital Fund Mercury Advisors S&P 500® Index Fund[3]	Stock & Bond QM Active Balanced Fund[3]

Money Market[5]	Money Market Fund	Cash Reserves

1. The Fund’s name was changed from “Oppenheimer Quest Small Cap FundSM” on 3/1/01.
2. The Fund’s name was changed from “Oppenheimer Disciplined Value Fund” on 2/28/01.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
27 | OPPENHEIMER ENTERPRISE FUND

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